DELAWARE(SM)
INVESTMENTS                                                  Delaware Trend Fund
===========

Growth of Capital

                  [GRAPHIC OMITTED] Growth of Capital Artwork

2000 ANNUAL REPORT

TABLE OF CONTENTS
=================
Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             6

Financial Statements

  Statement of Net Assets                                       7

  Statement of Operations                                       9

  Statements of Changes in
  Net Assets                                                   10

  Financial Highlights                                         11

  Notes to Financial
  Statements                                                   15

  Report of Independent
  Auditors                                                     17

A TRADITION OF SOUND INVESTING SINCE 1929
=========================================

A Commitment To Our Investors

Experienced
[] Our seasoned investment professionals average more than 15 years' experience.
[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
[] We follow strict investment policies and clear buy/sell guidelines.
[] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[] We clearly articulate our investment policies and follow them consistently.
[] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive
[] We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                  o High-yield bonds
   o Mid-cap equity                    o Investment grade bonds
   o Small-cap equity                  o Municipal bonds (23 single-state funds)
   o International equity              o International fixed-income
   o Balanced
[] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"DURING OUR FISCAL YEAR,

THE CHASM BETWEEN NEW

ECONOMY AND OLD

ECONOMY ISSUES

DEEPENED..."

August 14, 2000

Recap of Events -- If markets had titles, the last year would probably be called "A Tale of Two Markets", as investors experienced both the best of times and the worst of times. The U.S. stock markets conducted a rally in the fall of 1999 that carried into 2000, led by shares of growth stocks in general and technology stocks in particular.

The bull run lasted through February, 2000. Beginning on March 10th and continuing through April and May, however, investor sentiment seemed to have made an about-face. Fear of rising interest rates brought the major stock indexes down in an often swift retreat that negated many of those unprecedented gains. In most instances the high P/E momentum stocks that led the market on the way up also bore the brunt of the correction. At its lowest point in May, the technology-heavy Nasdaq Composite Index lost 37% from its peak in March. The Standard & Poor's 500 Index also retreated -- by May falling approximately 11% off its March high. The correction seemed to have helped investors become reacquainted with the concept of risk in the equities markets. In late May and in June, major market indexes began to rebound from their losses in the spring, with many technology stocks beginning to show signs of recovery.

During our fiscal year, the chasm between New Economy and Old Economy issues deepened, with some investors seeming to shy away from companies with track records in favor of Internet-based businesses that had no clear prospects of profitability. The stock market seemed divided into two components: technology stocks and everything else. As the period wore on, many investors began to heed the warnings of analysts, who had been cautioning that some technology companies -- and particularly some Internet-related ones -- would need to show investors they were capable of earning a profit in order to sustain their valuations.

Total Return

For Period Ended June 30, 2000                               One Year
--------------------------------------------------------------------------------
Delaware Trend Fund Class A                                   +63.86%*
--------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average (262 funds)               +61.97%

Russell 2000 Growth Index                                     +28.39%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 6. The Lipper category represents the average returns of mid-capitalization mutual funds tracked by Lipper (Source: Lipper). The Russell 2000 Growth Index is a measure of small company stocks that exhibit growth characteristics as defined by Frank Russell Company. You cannot invest directly in an index. Past performance does not guarantee future results.

* The total return for the fiscal year ended June 30, 2000 was unusually high and cannot be sustained. Investors should be aware that this return was primarily achieved during favorable conditions, especially within the technology sector.

[GRAPHIC OMITTED] Growth of Capital Artwork

Delaware Trend Fund experienced a strong 12 months. For the fiscal year ended June 30, 2000, the Fund returned +63.86% (Class A shares at net asset value with distributions reinvested), outperforming its benchmark, the Russell 2000 Growth Index, which rose 28.39% during the same period. Despite the spring market correction, the fiscal year saw many technology stocks post overall returns that were positive. The Fund's outperformance of its benchmark can be attributed to the fact that it held a higher percentage of technology stocks than the benchmark.

Market Outlook -- In our opinion, investors seeking long-term capital appreciation should continue to be rewarded by investing in small-cap stocks. We look for a strong second half of 2000 for equities in general, especially if the Federal Reserve Board ceases its campaign of monetary tightening.

Recent economic data suggests that the economy may be slowing. If a slowdown does materialize, and impacts corporate earnings, it could have a negative influence on stock prices. However, as of this writing the summer corporate earnings season is off to a positive start. If the Federal Reserve has managed to engineer another soft landing for the economy, a fall run for the stock market is not out of the question.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Gerald S. Frey
Senior Portfolio Manager

August 14, 2000

PORTFOLIO MANAGEMENT REVIEW
===========================

The Fund's Results
Delaware Trend Fund generated a +63.86% return for the 12 months ended June 30, 2000 (Class A shares at net asset value with distributions reinvested). The year strongly favored small-cap stocks, as investor sentiment seemed to lean toward growth companies. Our approach to stock selection allowed us to outperform the Russell 2000 Growth Index, which is the Fund's benchmark. We also held a greater weighting of technology in the portfolio than does the benchmark, which clearly aided our performance. Please keep in mind that these returns are highly unusual and cannot be sustained. You should be aware that these recent returns were primarily achieved during favorable market conditions, especially within the technology sector.

We take a team approach to management, systematically analyzing hundreds of companies to come up with a diverse portfolio of investments. Two experienced professionals are dedicated to covering each of the Fund's four primary sectors: technology, health care, business/financial services and consumer stocks. Before purchasing a stock, we look at price-to-earnings ratios, estimated growth rates, market capitalizations and cash flows, as well as industry trends.

In making our purchase decisions we generally look for companies that are industry leaders, have experienced management, strong product cycles, and innovative concepts. Once we've purchased a stock we typically look to hold it. Should a small company grow to become a mid-size or large company, we will generally not sell our position unless something fundamentally changes that causes us concern.

Portfolio Highlights

Technology
Your Fund held a higher percentage of technology stocks than the Russell 2000 Growth Index. Still, many high-flying dot-com companies do not meet our stock selection criteria. We focused instead on what we believe are fundamentally sound telecommunications companies, networking companies, and chipmakers. These sub-sectors generally did not feel the significant price pressures that many dot-com and Internet companies experienced in the spring, which were often brought on by cashflow and profitability concerns.

Two companies that fall into our favored technology sub-sectors, Applied Micro Circuits and PMC-Sierra, have been strong performers for the Fund over the last year. Both firms manufacture integrated circuits for computer chips that are used in telecommunications. We have been impressed with the business models, management teams, and visions that these companies bring to the table.

The stock of Denver-based New Era of Networks, Inc. performed well over the first nine months of the period, but trended downward during the correction this past quarter and detracted from our overall performance. The company provides a range of products and services to customers integrating their core computer systems with web applications. Despite its performance during the correction, we believe New Era remains fundamentally sound. We held onto our position and have been rewarded by seeing the stock recover since its decline this past spring.

"MANY HIGH-FLYING

DOT-COM COMPANIES DO

NOT MEET OUR STOCK

SELECTION CRITERIA."

[GRAPHIC OMITTED] Growth of Capital Artwork

Health Care
Historically a defensive sector, expected to remain relatively stable in times of volatility or economic downturn, health care generally performed well over the second half of our fiscal year. Still, we remain concerned about certain regulatory issues that cloud the outlook for the industry and which could negatively impact certain companies.

As a result of our concerns, we focused mainly on biotechnology firms, which we feel are currently less susceptible to changing regulations. Biotech firms tend to be growth companies and are not historically defensive investments. They also tend to develop new drugs more quickly than traditional pharmaceutical companies. For instance, one of the Fund's biotechnology holdings, United Therapeutics Corp., develops pharmaceutical products to treat vascular disease and other chronic conditions. The company's primary product treats advanced pulmonary hypertension. During the past 12 months, United Therapeutics' stock has increased more than ninefold and has been one of the strongest performers in the portfolio.

One goal of Delaware Trend Fund is to find growth companies by identifying broad socioeconomic trends, and the companies positioned to prosper from those trends. For example, one trend we identified was the demand for assisted living and retirement communities for aging baby boomers in coming years. In an attempt to take advantage of this trend, we invested in Brookdale Living Communities, which we felt had sound fundamentals and solid growth potential. Unfortunately, negative news surrounding this industry segment in general pulled down the price of Brookdale Living's stock, which hurt your Fund's overall performance. Because we felt the negative sentiment in this area would likely continue, we sold our position in the company.

Consumer Stocks
Many economists credit consumer spending for much of the strength of the domestic economy. U.S. Commerce Department statistics indicate that consumer confidence was high during much of the fiscal year. As a result, Delaware Trend Fund held a higher percentage of consumer stocks than is reflected in the benchmark index.

This helped your Fund's performance during the period, as a number of our consumer stocks performed well during our fiscal year. The Cheesecake Factory and Tweeter Home Entertainment Group, Inc. were both strong performers among the consumer stocks held by the Fund. The Cheesecake Factory, an operator of upscale yet moderately priced chain restaurants, was our top-performing restaurant holding. We purchased the stock because we were impressed with the company's management, as well as its prospects for sustainable growth. The Cheesecake Factory, based in Calabasas Hills, CA, has a market capitalization of approximately $900 million. Tweeter Home Entertainment Group, which we believe to have strong growth potential and sound fundamentals, is a specialty retailer of high-end audio and video electronic products that undertook an expansion during the period.

During the year, we also owned American Eagle Outfitters, a specialty retailer of casual apparel and accessories for teenagers and young adults. Unfortunately, American Eagle's primary target market seemed to lose interest in the company's products. Its stock price suffered accordingly when sales declined, and this hurt the overall performance of your Fund for the fiscal period when we sold our position in the company.

Delaware Trend Fund
Top Sectors

As of June 30, 2000
----------------------------------------------------------------------
Computers & Technology                                         24.28%
----------------------------------------------------------------------
Electronics & Electrical                                       16.78%
----------------------------------------------------------------------
Retail                                                         10.83%
----------------------------------------------------------------------
Health Care & Pharmaceuticals                                   9.47%
----------------------------------------------------------------------
Telecommunications                                              6.59%
----------------------------------------------------------------------
Business Services                                               5.87%
----------------------------------------------------------------------
Leisure, Lodging & Entertainment                                5.23%
----------------------------------------------------------------------
Cable, Media & Publishing                                       3.86%
----------------------------------------------------------------------
Banking, Finance & Insurance                                    2.19%
----------------------------------------------------------------------
Consumer Products                                               1.92%
----------------------------------------------------------------------

Delaware Trend Fund
Top Holdings

As of June 30, 2000
----------------------------------------------------------------------
Network Appliance                                               4.30%
----------------------------------------------------------------------
PMC-Sierra                                                      4.04%
----------------------------------------------------------------------
Micrel                                                          3.83%
----------------------------------------------------------------------
Veritas Software                                                3.51%
----------------------------------------------------------------------
Applied Micro Circuits                                          3.36%
----------------------------------------------------------------------
Dollar Tree Stores                                              3.11%
----------------------------------------------------------------------
Nextlink Communications                                         2.63%
----------------------------------------------------------------------
Henry (Jack) & Associates                                       2.55%
----------------------------------------------------------------------
Dycom Industries                                                2.49%
----------------------------------------------------------------------
Pinnacle Holdings                                               2.14%
----------------------------------------------------------------------

Business/Financial Services
During the fiscal year, Delaware Trend Fund held a lower percentage of financial issues than was reflected in the Russell 2000 Growth Index. Early in the fiscal year, we felt that the landscape for financial firms was less than appealing. At that time, Year 2000 concerns threatened to disrupt the banking system and interest rate hikes by the Federal Reserve Board were having a negative impact on the sector. Although financial stocks in general performed better in the second half of the fiscal year than in the first, the improved performance was relative, as more rate hikes during the second half kept the broad outlook for financial stocks cloudy (Source: Bloomberg).

If the Fed is truly approaching the end of its monetary tightening cycle, the outlook for financials may brighten as interest rates stabilize or even begin to trend downward. Should financial stocks return to favor, we believe investors will seek out larger, well-established institutions that offer comprehensive financial services to their customers.

Within the sector we remain positive about business services. As businesses continue to outsource many of their technical needs, we have sought out companies that provide such services -- especially those benefiting from new technologies. One such holding in the portfolio is Dycom Industries, a provider of engineering, construction and maintenance services to telecommunications companies throughout the U.S. We feel the company may be well-positioned to benefit from the upgrading of communication networks to accommodate broadband. Dycom stock, which has been volatile during the year, has performed well overall.

Outlook
The American economy, now in its tenth year of expansion, has continued to grow rapidly with relatively little inflation during most of the fiscal year. Economic data released this summer, however, showed visible signs that the U.S. economy may finally be slowing. This came as welcome news on Wall Street, where the hope is that the Federal Reserve Board will end its campaign of raising interest rates, which is intended to cool the economy and head off inflation. We do not hold stocks in cyclical industries, which typically feel the repercussions of economic slowing. As a result, we feel that stocks within our four major sectors may perform well in a slowing economic environment, if one does occur.

As an investor in Delaware Trend Fund, we encourage you to take a long-term approach to your investments. You should also consider consulting a financial advisor about diversifying your overall portfolio, and making sure that your holdings include allocations to other asset classes. This is important because investing in small-cap stocks is generally riskier than investing in the stocks of larger, more established companies, as small companies generally have narrower product lines and limited financial resources.

Looking forward, we feel very good about how your Fund is currently positioned. Over the past few months, investors have realized that small-cap issues were long forgotten and many small-cap stocks represented excellent value in the marketplace. Further, the sell-off in technology stocks brought down the stock prices of many fundamentally sound companies which we now consider to be undervalued. Our management team will continue to seek out those small-cap companies that meet our criteria and that we hope will reward our investors in the future. In our opinion, investors seeking long-term capital appreciation should continue to be rewarded by investing in small-caps. We believe that there are opportunities for strong returns in the equity markets for the remainder of 2000, in particular in small-cap stocks.

FUND BASICS
===========

Fund Objective
The Fund seeks capital
appreciation by investing primarily
in securities in emerging or other
growth-oriented companies.

Total Fund Assets
$1.49 billion

Number of Holdings
82

Fund Start Date
October 3, 1968

Your Fund Manager
Gerald S. Frey leads the
Delaware  Investments  growth  team.
He holds a BA in Economics from
Bloomsburg  University and
attended  Wilkes College and
New York University.  Prior to
joining  Delaware  Investments
in 1996,  he was a Senior Director with
Morgan Grenfell Capital
Management in New York.

Nasdaq Symbols
Class A  DELTX
Class B  DERBX
Class C  DETCX

DELAWARE TREND FUND PERFORMANCE
===============================

Growth of a $10,000 Investment
June 30, 1990 through June 30, 2000

Delaware Trend Fund Class A
S&P 500 Index
Russell 2000 Growth Index

period end      Trend Fund Class A      Russell 2000          S&P 500
06/30/1990           $9,425               $10,000             $10,000
06/30/1991           $8,969               $10,123             $10,740
06/30/1992          $11,598               $11,614             $12,180
06/30/1993          $15,685               $14,629             $13,840
06/30/1994          $15,778               $15,273             $14,035
06/30/1995          $19,627               $18,323             $17,694
06/30/1996          $26,601               $22,700             $22,294
06/30/1997          $27,060               $26,407             $30,030
06/30/1998          $33,547               $30,766             $39,087
06/30/1999          $41,853               $31,227             $47,987
06/30/2000          $68,581               $35,698             $51,463

Chart assumes $10,000 invested on June 30, 1990 and includes the effect of a 5.75% sales charge and the reinvestment of all dividends and capital gains. Values plotted are as of June 30 each year. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

The S&P 500 is a weighted, unmanaged index that generally tracks the performance of large-cap stocks. The Russell 2000 Growth Index is an unmanaged index that generally tracks the performance of those stocks in the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Returns
Through June 30, 2000            Lifetime      10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 10/3/68)
   Excluding Sales Charge         +11.62%       +21.96%     +28.43%     +63.86%
   Including Sales Charge         +11.41%       +21.23%     +26.91%     +54.43%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge         +26.54%                   +27.50%     +62.74%
   Including Sales Charge         +26.48%                   +27.35%     +57.74%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge         +27.02%                               +62.72%
   Including Sales Charge         +27.02%                               +61.72%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Please keep in mind that high double and triple digit returns are very unusual and cannot be sustained. Investors should be aware that such returns were achieved during extraordinarily favorable market conditions. Current performance may be lower than the performance shown. Please call 1.800.523.1918 or visit us at www.delawareinvestments.com for current performance figures. Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended June 30, 2000 for Delaware Trend Fund Institutional Class were +11.68%, +22.19%, +28.77% and +64.37%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on November 23, 1992. Institutional Class performance prior to that date is based on Class A performance and was adjusted to eliminate sales charges, but not the asset-based distribution charge of Class A.

Nasdaq Symbol Institutional Class: DGTIX

Statement of Net Assets

DELAWARE TREND FUND
===================
                                                        Number of    Market
June 30, 2000                                           Shares       Value
------------------------------------------------------------------------------
 Common Stock - 92.01%
 Banking, Finance & Insurance - 2.19%
 Doral Financial .....................................  493,200    $ 5,640,975
 Metris ..............................................  625,950     15,726,994
 Radian ..............................................   40,300      2,052,781
 Webster Financial ...................................  415,100      9,210,031
                                                                   -----------
                                                                    32,630,781
                                                                   -----------
 Business Services - 5.87%
*Bisys ...............................................  372,600     22,914,900
*Corporate Executive Board ...........................  403,400     24,153,575
*Diamond Technology ..................................  166,200     14,625,600
*Heidrick & Struggles ................................   72,500      4,576,562
 True North Communications ...........................  192,200      8,456,800
*West Teleservices ...................................  493,700     12,496,781
                                                                   -----------
                                                                    87,224,218
                                                                   -----------
 Cable, Media & Publishing - 3.86%
*Acme Communications .................................  158,100      2,885,325
*Getty Images ........................................  419,000     15,529,187
*Insight Communications ..............................  115,900      1,810,937
*Radio One ...........................................  349,500     10,332,094
*Radio One - Class D .................................  699,000     15,421,688
*Westwood One ........................................  335,000     11,431,875
                                                                   -----------
                                                                    57,411,106
                                                                   -----------
 Computers & Technology - 24.28%
*Broadbase Software ..................................  432,900     13,257,562
*Carescience .........................................  454,500      4,800,656
*Cysive ..............................................  311,600      7,439,450
*Digital Insight .....................................  162,500      5,525,000
*Digital Island ......................................  323,000     15,705,875
*eLoyalty ............................................  226,700      2,890,425
*eSpeed ..............................................  273,000     11,858,438
*Exchange Applications ...............................  365,400      9,728,775
*Extensity ...........................................  205,100      7,024,675
*Exult ...............................................   28,500        285,000
*Hall, Kinion & Associates ...........................  145,100      4,833,644
 Henry (Jack) & Associates ...........................  757,400     37,964,675
*i2 Technologies .....................................  244,585     25,501,808
*NetIQ ...............................................  343,300     20,469,263
*Network Appliance ...................................  795,000     63,997,500
*New Era of Networks .................................  559,300     23,770,250
*Onyx Software .......................................  340,100     10,096,719
*Register.com ........................................  182,400      5,574,600
*RSA Security ........................................  182,100     12,610,425
*Sanchez Computer Associates .........................   41,300        980,875
*Teradyne ............................................  333,700     24,526,950
*Veritas Software ....................................  461,400     52,145,409
                                                                   -----------
                                                                   360,987,974
                                                                   -----------

                                                        Number of    Market
                                                        Shares       Value
------------------------------------------------------------------------------
 Common Stock (continued)
 Consumer Products - 1.92%
*Gemstar International ...............................  464,200    $28,526,541
                                                                   -----------
                                                                    28,526,541
                                                                   -----------
 Consumer Services - 0.78%
*Bright Horizons Family Solutions ....................  546,100     11,672,887
                                                                   -----------
                                                                    11,672,887
                                                                   -----------
 Electronics & Electrical - 16.78%
*Applied Micro Circuits ..............................  505,800     49,947,750
*Dycom ...............................................  804,150     36,990,900
*Lam Research ........................................  369,400     13,852,500
*LTX                                                    498,500     17,416,344
*Micrel ..............................................1,312,800     57,024,750
*Novellus Systems ....................................  251,700     14,236,781
*PMC - Sierra ........................................  338,300     60,111,681
                                                                   -----------
                                                                   249,580,706
                                                                   -----------
 Food, Beverage & Tobacco - 0.76%
*American Italian Pasta ..............................  368,200      7,617,137
 Morrison Management Specialists .....................  129,580      3,652,536
                                                                   -----------
                                                                    11,269,673
                                                                   -----------
 Health Care & Pharmaceuticals - 9.47%
*CIMA Labs ...........................................  303,400      6,046,820
*Cubist Pharmaceuticals ..............................  334,400     16,469,200
*Exelixis ............................................  125,300      4,181,887
*Inhale Therapeutic Systems ..........................  128,800     13,069,175
*Intrabiotics Pharmaceuticals ........................  598,800     15,980,475
*Neurocrine Biosciences ..............................  198,300      7,052,044
*Pharmacopeia ........................................  339,100     15,725,762
*Trimeris ............................................  406,600     28,436,588
*United Therapeutics .................................  268,000     29,044,500
*Wesley Jessen VisionCare ............................  128,400      4,823,025
                                                                   -----------
                                                                   140,829,476
                                                                   -----------
 Industrial Machinery - 1.39%
*Advanced Energy .....................................  327,600     19,307,925
*Spinnaker ...........................................  135,500      1,363,469
                                                                   -----------
                                                                    20,671,394
                                                                   -----------
 Leisure, Lodging & Entertainment - 5.23%
*CEC Entertainment ...................................  836,300     21,430,188
*Extended Stay America ...............................  747,000      6,909,750
 Ruby Tuesday ........................................  705,800      8,866,613
*Sonic ...............................................  652,500     19,167,188
*The Cheesecake Factory ..............................  776,100     21,342,750
                                                                   -----------
                                                                    77,716,489
                                                                   -----------

                                                    Number of        Market
Delaware Trend Fund                                  Shares          Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Retail - 10.83%
*Cost Plus ......................................    786,275    $   22,556,264
*Dollar Tree Stores .............................  1,170,075        46,291,092
*Duane Reade ....................................    691,700        17,811,275
*Hot Topic ......................................    436,800        13,977,600
*Linens N Things ................................    726,800        19,714,450
*MSC Industrial Direct ..........................     68,300         1,430,031
+Schultz Sav-O Stores ...........................    341,500         3,543,063
*TOO ............................................    570,600        14,514,638
*Tweeter Home Entertainment .....................    669,100        20,323,913
*West Marine ....................................    134,500           920,484
                                                                --------------
                                                                   161,082,810
                                                                --------------
 Telecommunications - 6.59%
*Concord Communications .........................    236,400         9,426,450
*Ditech Communications ..........................      8,000           756,500
*Nextlink Communications ........................  1,029,800        39,068,037
*Pinnacle Holdings ..............................    590,500        31,887,000
*SBA Communications .............................    323,600        16,806,975
                                                                --------------
                                                                    97,944,962
                                                                --------------
 Miscellaneous - 2.06%
*Mettler-Toledo InternationaL ...................    766,400        30,656,000
                                                                --------------
                                                                    30,656,000
                                                                --------------
 Total Common Stock (cost $821,372,054)                          1,368,205,017
                                                                --------------
                                                   Principal
                                                     Amount
                                                   ---------
Repurchase Agreements - 7.63%
With J.P. Morgan Securities 6.40%
 7/3/00 (dated 6/30/00,  collateralized by
 $22,925,000 U.S. Treasury Notes 5.875%
 due 11/15/04, market value $22,767,181
 and $14,774,000  U.S. Treasury  Notes
 7.875% due 11/15/04,
 market value $15,796,844) ........................$37,768,000        37,768,000
With PaineWebber 6.50%
 7/3/00 (dated 6/30/00, collateralized by
 $9,170,000 U.S. Treasury Notes 5.25%
 due 05/31/01, market value $9,115,798
 and $10,316,000 U.S. Treasury Notes
 6.125% due 12/31/01, market value
 $10,269,620 and $7,241,000
 U.S. Treasury Notes 6.25% due 10/31/01,
 market value $7,294,534 and $11,462,000
 U.S. Treasury Notes 7.25% due 05/15/04,
 market value $11,931,124) ........................ 37,825,000        37,825,000

                                                     Principal       Market
                                                       Amount        Value
--------------------------------------------------------------------------------
Repurchase  Agreements (continued)
With Prudential  Securities 6.50% 7/3/00
 (dated  6/30/00, collateralized  by
 $10,316,000 U.S. Treasury Notes 4.50%
 due 9/30/00,  market value $10,396,590
 and $2,939,000 U.S. Treasury Notes 4.625%
 due 11/30/00,  market value $2,931,897
 and $11,462,000  U.S. Treasury Notes
 11.875% due 11/15/03, market value
 $13,520,464  and  $10,316,000  U.S. Treasury
 Notes 15.75% due 11/15/01,
 market value $11,757,423) ........................$37,826,000    $   37,826,000
                                                                  --------------
Total Repurchase Agreements
 (cost $113,419,000) ..............................                  113,419,000
                                                                  --------------
Total Market Value of Securities - 99.64%
 (cost $934,791,054) ..............................                1,481,624,017
Receivables and Other Assets
 Net of Liabilities - 0.36% .......................                    5,387,578
                                                                  --------------
Net Assets Applicable To 53,853,579
 Shares Outstanding - 100.00% .....................               $1,487,011,595
                                                                  ==============
Net Asset Value - Delaware Trend
 Fund A Class
 ($922,397,505 / 33,176,454 Shares) ...............                       $27.80
                                                                          ------
Net Asset Value - Delaware Trend
 Fund B Class
 ($231,855,568 / 8,856,067 Shares) ................                       $26.18
                                                                          ------
Net Asset Value - Delaware Trend
 Fund C Class
 ($74,924,041 / 2,816,588 Shares) .................                       $26.60
                                                                          ------
Net Asset Value - Delaware Trend
 Fund Institutional Class
 ($257,834,481 / 9,004,470 Shares) ................                       $28.63
                                                                          ------
----------------------
*Non-income  producing  security for the year ended June 30, 2000.
+Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.
 Components of Net Assets at June 30, 2000:
 Shares of beneficial interest
   (unlimited authorization - no par ) ............               $  834,283,770
 Accumulated net realized gain on investments .....                  105,894,862
 Net unrealized appreciation of investments .......                  546,832,963
                                                                  --------------
 Total net assets .................................               $1,487,011,595
                                                                  ==============
 Net Asset Value and Offering Price per Share -
   Delaware Trend Fund
 Net asset value A Class (A) ......................                       $27.80
 Sales charge (5.75% of offering price or 6.12% of
   the amount invested per share) (B) .............                         1.70
                                                                          ------
 Offering price ...................................                       $29.50
                                                                          ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations



Year Ended June 30, 2000                                  Delaware Trend Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ........................................      $4,394,960
Dividends .......................................         765,183   $ 5,160,143
                                                       ----------
Expenses:
Management fees .................................       7,405,992
Distribution expense ............................       3,770,025
Dividend disbursing and transfer agent
 fees and expenses ..............................       2,180,990
Accounting and administration ...................         420,501
Reports and statements to shareholders ..........         180,700
Registration fees ...............................          77,000
Professional fees ...............................          60,266
Taxes (other than taxes on income) ..............          49,838
Custodian fees ..................................          41,186
Trustees' fees ..................................          19,251
Other ...........................................         104,035    14,309,784
                                                       ----------  ------------
Less expenses paid indirectly ...................                       (45,860)
                                                                   ------------
Total expenses ..................................                    14,263,924
                                                                   ------------
Net Investment Loss .............................                    (9,103,781)
                                                                   ------------
Net Realized and Unrealized Gain
 on Investments:
Net realized gain on investments ................                   190,915,137
Net change in unrealized appreciation/depreciation
 of investments .................................                   289,916,704
                                                                   ------------
Net Realized and Unrealized Gain
 on Investments .................................                   480,831,841
                                                                   ------------
Net Increase in Net Assets Resulting
 from Operations ................................                  $471,728,060
                                                                   ------------
                             See accompanying notes

Statements of Changes in Net Assets



                                                         Delaware Trend Fund
--------------------------------------------------------------------------------
                                                             Year Ended
                                                       6/30/00       6/30/99

Increase (Decrease) in Net Assets from Operations:
Net investment loss ..............................$   (9,103,781)  $ (5,459,525)
Net realized gain on investments .................   190,915,137     49,556,238
Net change in unrealized appreciation/depreciation
 of investments ..................................   289,916,704     97,315,848
                                                  --------------   ------------
Net increase in net assets resulting
 from operations .................................   471,728,060    141,412,561
                                                  --------------   ------------
Distributions to Shareholders:
From net realized gain on investments:
 A Class .........................................   (78,626,723)   (63,040,188)
 B Class .........................................   (15,755,215)   (10,391,880)
 C Class .........................................    (3,777,093)    (2,060,376)
 Institutional Class .............................   (13,226,766)    (7,689,241)
                                                  --------------   ------------
                                                    (111,385,797)   (83,181,685)
                                                  --------------   ------------
Capital Share Transactions:
Proceeds from shares sold:
 A Class .........................................   435,914,838    801,415,672
 B Class .........................................   111,700,059     20,583,538
 C Class .........................................    59,725,016     13,073,466
 Institutional Class .............................   203,103,443     29,375,062
Net asset value of shares issued upon reinvestment of
distributions from net realized gain on investments:
 A Class .........................................    73,178,682     59,761,204
 B Class .........................................    14,182,715      9,305,352
 C Class .........................................     3,360,375      1,973,688
 Institutional Class .............................    13,226,020      7,688,052
                                                  --------------   ------------
                                                     914,391,148    943,176,034
                                                  --------------   ------------
Cost of shares repurchased:
 A Class .........................................  (338,044,803)  (871,474,004)
 B Class .........................................   (29,371,107)   (20,851,723)
 C Class .........................................   (22,003,185)   (10,491,571)
 Institutional Class .............................   (73,953,502)   (39,095,070)
                                                  --------------   ------------
                                                    (463,372,597)  (941,912,368)
                                                  --------------   ------------
Increase in net assets derived from capital
 share transactions ..............................   451,018,551      1,263,666
                                                  --------------   ------------
Net Increase in Net Assets .......................   811,360,814     59,494,542
Net Assets:
Beginning of period ..............................   675,650,781    616,156,239
                                                  --------------   ------------
End of period ....................................$1,487,011,595   $675,650,781
                                                  ==============   ============

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Trend Fund A Class
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              6/30/00     6/30/99      6/30/98     6/30/97      6/30/96
Net asset value, beginning of period ......................  $ 19.630    $ 18.550     $ 16.730    $ 18.160     $ 14.210

Income (loss) from investment operations:
 Net investment loss(1) ...................................    (0.188)     (0.140)      (0.126)     (0.075)      (0.127)
 Net realized and unrealized gain on investments ..........    11.333       3.820        3.886       0.155        4.977
                                                             ----------------------------------------------------------
 Total from investment operations .........................    11.145       3.680        3.760       0.080        4.850
                                                             ----------------------------------------------------------
Less distributions:
 Distributions from net realized gain on investments ......    (2.975)     (2.600)      (1.940)     (1.510)      (0.900)
                                                             ----------------------------------------------------------
 Total distributions ......................................    (2.975)     (2.600)      (1.940)     (1.510)      (0.900)
                                                             ----------------------------------------------------------
Net asset value, end of period ............................  $ 27.800    $ 19.630     $ 18.550    $ 16.730     $ 18.160
                                                             ==========================================================
Total return(2) ...........................................    63.86%      24.76%       23.97%       1.67%       35.53%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................  $922,398    $504,007     $469,152    $428,309     $497,188
 Ratio of expenses to average net assets ..................     1.29%       1.45%        1.34%       1.34%        1.31%
 Ratio of net investment (loss) to average net assets .....    (0.80%)     (0.87%)      (0.70%)     (0.47%)      (0.79%)
Portfolio turnover ........................................       77%         86%         114%        115%          90%

----------
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund
outstanding throughout each period were as follows:                            Delaware Trend Fund B Class
------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                               6/30/00     6/30/99      6/30/98     6/30/97      6/30/96
Net asset value, beginning of period ......................   $ 18.750     $17.960      $16.370     $17.920      $14.130

Income (loss) from investment operations:
 Net investment loss(1) ...................................     (0.348)     (0.248)      (0.252)     (0.189)      (0.248)
 Net realized and unrealized gain on investments ..........     10.753       3.638        3.782       0.149        4.938
                                                              ----------------------------------------------------------
 Total from investment operations .........................     10.405       3.390        3.530      (0.040)       4.690
                                                              ----------------------------------------------------------
Less distributions:
 Distributions from net realized gain on investments ......     (2.975)     (2.600)      (1.940)     (1.510)      (0.900)
                                                              ----------------------------------------------------------
 Total distributions ......................................     (2.975)     (2.600)      (1.940)     (1.510)      (0.900)
                                                              ----------------------------------------------------------
Net asset value, end of period ............................   $ 26.180     $18.750      $17.960     $16.370      $17.920
                                                              ==========================================================
Total return(2) ...........................................     62.74%      23.83%       23.09%       0.96%       34.55%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................   $231,856     $86,463      $71,470     $55,047      $35,090
 Ratio of expenses to average net assets ..................      2.01%       2.17%        2.09%       2.09%        2.06%
 Ratio of net investment (loss) to average net assets .....     (1.52%)     (1.59%)      (1.45%)     (1.25%)      (1.54%)
Portfolio turnover ........................................        77%         86%         114%        115%          90%

----------
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Trend Fund C Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              Period from
                                                                                     Year Ended             11/29/95(3) to
                                                              6/30/00     6/30/99      6/30/98     6/30/97      6/30/96
Net asset value, beginning of period .......................  $19.010     $18.170      $16.540     $18.090      $15.460

Income (loss) from investment operations:
 Net investment loss(1) ....................................   (0.353)     (0.250)      (0.255)     (0.197)      (0.253)
 Net realized and unrealized gain on investments ...........   10.918       3.690        3.825       0.157        3.233
                                                              ----------------------------------------------------------
 Total from investment operations ..........................   10.565       3.440        3.570      (0.040)       2.980
                                                              ----------------------------------------------------------
Less distributions:
 Distributions from net realized gain on investments .......   (2.975)     (2.600)      (1.940)     (1.510)      (0.350)
                                                              ----------------------------------------------------------
 Total distributions .......................................   (2.975)     (2.600)      (1.940)     (1.510)      (0.350)
                                                              ----------------------------------------------------------
Net asset value, end of period .............................  $26.600     $19.010      $18.170     $16.540      $18.090
                                                              ==========================================================
Total return(2) ............................................   62.72%      23.82%       23.09%       0.95%       19.66%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ...................  $74,924     $20,566      $14,259     $11,447       $6,359
 Ratio of expenses to average net assets ...................    2.01%       2.17%        2.09%       2.09%        2.06%
 Ratio of net investment (loss) to average net assets ......   (1.52%)     (1.59%)      (1.45%)     (1.28%)      (1.54%)
Portfolio turnover .........................................      77%         86%         114%        115%          90%

----------
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of initial public offering: ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Trend Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              6/30/00     6/30/99      6/30/98     6/30/97      6/30/96
Net asset value, beginning of period                         $ 20.080     $18.870      $16.950    $ 18.330     $ 14.300

Income (loss) from investment operations:
 Net investment loss(1) ...................................    (0.121)     (0.095)      (0.082)     (0.034)      (0.087)
 Net realized and unrealized gain on investments ..........    11.646       3.905        3.942       0.164        5.017
                                                             -----------------------------------------------------------
 Total from investment operations .........................    11.525       3.810        3.860       0.130        4.930
                                                             -----------------------------------------------------------
Less distributions:
 Distributions from net realized gain on investments ......    (2.975)     (2.600)      (1.940)     (1.510)      (0.900)
                                                             -----------------------------------------------------------
 Total distributions ......................................    (2.975)     (2.600)      (1.940)     (1.510)      (0.900)
                                                             -----------------------------------------------------------
Net asset value, end of period ............................  $ 28.630     $20.080      $18.870    $ 16.950     $ 18.330
                                                             ===========================================================
Total return(2) ...........................................    64.37%      25.07%       24.35%       1.94%       35.88%

Ratios and supplemental data
 Net assets, end of period (000 omitted) ..................  $257,834     $64,615      $61,275    $120,319     $150,695
 Ratio of expenses to average net assets ..................     1.01%       1.17%        1.09%       1.08%        1.06%
 Ratio of net investment (loss) to average net assets .....    (0.52%)     (0.59%)      (0.45%)     (0.21%)      (0.54%)
Portfolio turnover ........................................       77%         86%         114%        115%          90%

----------
(1) Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

June 30, 2000
--------------------------------------------------------------------------------
Delaware Group Equity Funds III (the "Company") is organized as a Delaware business trust and offers five funds: Delaware Trend Fund, Delaware Technology and Innovation Fund, Delaware American Services Fund, Delaware Large Cap Growth Fund, and Delaware Research Fund. These financial statements and related notes pertain to the Delaware Trend Fund (the "Fund"). The Delaware Trend Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Delaware Trend Fund's objective is to provide long-term capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the regular close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.
Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $23,730 for the year ended June 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $22,130 for the year ended June 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.750% on the first $500 million of average daily net assets of the Fund, 0.700% on the next $500 million, 0.650% on the next $1.5 billion and 0.600% on the average daily net assets in excess $2.5 billion. At June 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $256,354.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At June 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $338,809.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At June 30, 2000, the Fund had a liability for such fees payable to DDLP of $449,452.

--------------------------------------------------------------------------------
For the year ended June 30, 2000, DDLP earned $265,311 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended June 30, 2000, the Fund made purchases of $989,485,120 and sales of $737,948,035 of investment securities other than U.S. government securities and temporary cash investments.

At June 30, 2000, net unrealized appreciation for federal income tax purposes aggregated $543,573,941 of which $581,913,157 related to unrealized appreciation of securities and $38,339,216 related to unrealized depreciation of securities. At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $938,050,076.

4. Capital Shares
Transactions in capital shares were as follows:

                                                         Year Ended
                                                  6/30/00           6/30/99
Shares sold:
  A Class .................................     18,922,302        51,759,227
  B Class .................................      4,790,455         1,341,460
  C Class .................................      2,510,202           832,368
  Institutional Class .....................      7,982,908         1,815,083

Shares issued upon reinvestment of
  distributions  from net investment
  income and net realized gain on
  investments:
  A Class .................................      3,685,443         4,112,939
  B Class .................................        746,956           666,093
  C Class .................................        173,136           139,286
  Institutional Class .....................        638,948           518,412
                                               -----------       -----------
                                                39,450,350        61,184,868
                                               -----------       -----------

Shares repurchased:
  A Class .................................    (15,111,575)      (55,479,338)
  B Class .................................     (1,291,904)       (1,375,488)
  C Class .................................       (948,686)         (674,406)
  Institutional Class .....................     (2,835,318)       (2,363,001)
                                               -----------       -----------
                                               (20,187,483)      (59,892,233)
                                               -----------       -----------
Net increase ..............................     19,262,867         1,292,635
                                               ===========       ===========

5. Lines of Credit
Effective October 8, 1999, the Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. Prior to October 8, 1999, the Delaware Trend Fund had a committed line of credit of $24,300,000. The Fund had no amounts outstanding at June 30, 2000 or at any time during the fiscal year.

6. Market and Credit Risk
The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in smaller companies may be more volatile than investments in larger companies because of the limited financial resources of smaller companies or their dependence on narrow product lines.

7. Tax Information (unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2000, the Fund designates as long-term capital gains and ordinary income distributions paid during the year as follows:

       (A)                 (B)
    Long-Term           Ordinary            (C)
   Capital Gain          Income            Total            (D)
   Distributions      Distributions    Distributions    Qualifying
   (Tax Basis)         (Tax Basis)      (Tax Basis)     Dividends(1)
   -------------      -------------    -------------    -------------
       92%                 8%              100%             --

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

----------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds III - Delaware Trend Fund

We have audited the accompanying statement of net assets of Delaware Trend Fund (the "Fund") as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Trend Fund at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernest & Young LLP



Philadelphia, Pennsylvania
August 4, 2000

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia [] London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Trend Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Trend Fund and the Delaware Investments
Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

1818 Market Street
Philadelphia, PA 19103-3682


(3500)                                                        Printed in the USA
AR-003 [6/00] PPL 8/00                                                   (J6145)